SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /
Pre-Effective Amendment No. / /

Post-Effective Amendment No. 5 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

AMENDMENT NO. 5 /X/

THE AMERISTOCK MUTUAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 6919, Moraga, CA 94570
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (925) 376-3490

Nicholas D. Gerber
The Ameristock Mutual Fund, Inc.
P.O. Box 6919, Moraga, CA 94570
(Name and address of agent for service of process)

Copy to:

Michael J. Meaney, Esq.
Benesch, Friedlander, Coplan & Aronoff LLP
2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114
________________

It is proposed that this filing will become effective (check appropriate box)

_____ immediately upon filing pursuant to paragraph (b)

_____ on (date) pursuant to paragraph (b)

_____60 days after filing pursuant to paragraph (a)

__X_on October 31, 1999 pursuant to paragraph (a) of Rule 485

_____75 days after filing pursuant to paragraph (a)(2) of Rule 485

_____on (date) pursuant to paragraph (a)(2) of Rule 485.

Prospectus

Ameristock Mutual Fund, Inc.
P.O. Box 6919
Moraga, CA 94570
(800) 394-5064
www.ameristock.com

Investment Objective: Long-Term Total Return

Minimum Investment: $1,000

Sales Charge: None, 100% No-Load

12(b)1 Fee: None

Exit or Redemption Fee: None

Ameristock Mutual Fund, Inc. (the "Fund") is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus, and any representation to the contrary is a criminal offense.

October 31, 1999

TABLE OF CONTENTS

Risk/Return Summary	1
Fees and Expenses of the Fund	2
How to Redeem Shares	3
Financial Highlights	3
How to Buy Shares	4
How to Redeem Shares	4
Net Asset Value	5
Investment Management	6
Dividends and Taxes	6
The Year 2000 Problem	6
Other Information	6

RISK/RETURN SUMMARY

Investment Objective

The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

The Fund pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion.

The Fund emphasizes a "value" style of investing. For example, shares of companies having relatively low ratios of share price to earnings, sales and book value and relatively high dividend yields will be considered attractive investments. However, the Fund will often also invest in "growth" stocks in order to be represented in that portion of the stock market.

Principal Risks

The value of securities in the Fund’s portfolio will go up and down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. The value of common stocks fluctuates, in some cases significantly, in response to political, economic and market developments as well as changes in the financial condition or prospects of specific issuers. Consequently, the Fund’s share price may decline and you could lose money.

"Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, "growth" stocks generally are sensitive to changes in their earnings and more volatile than other types of stocks.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the life of the Fund and by showing how the Fund’s average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Insert bar chart]

During the life of the Fund, the highest return for a quarter was 19.1% (quarter ending December 31, 1998) and the lowest return for a quarter was -5.6% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ending December 31, 1998)	Past One Year	Life of Fund
Ameristock Mutual Fund, Inc.	32.0%	30.8%
Standard & Poor’s 500 Index	28.6%	27.0%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases None Maximum Deferred Sales Charge (Load) None Redemption Fee None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees 1.00% Distribution (12b-1) Fees 0.00% Other Expenses 0.00% Total Annual Fund Operating Expenses 1.00%

______________________________

1 A fee of $15.00 is charged for each wire redemption.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$100	$315	$553	$1,258

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates C.P.A.’s Inc., whose report, along with the Fund’s financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

	Fiscal Year Ended June 30, 1999	Fiscal Year Ended June 30, 1998	Fiscal Year Ended June 30, 1997	Period Ended June 30, 1996; (1)
Net Asset Value, Beginning of Period	$31.48	$25.06	$19.03	$15.00
Income from Investment Operations
Net Investment Income
	.44	.41	.52	.43
Net Gains (Losses) on Securities (realized and unrealized)
	7.41	7.26	5.94	3.78
Total from Investment Operations
	39.33	32.73	25.49	19.21
Less Distributions
Dividends (from net investment income)
	(.22)	(.42)	(.39)	(.18)
Distributions (from capital gains)
	(.22)	(.83)	(.04)	(.00)
Total Distributions
	(.44)	(1.25)	(.43)	(.18)
Net Asset Value, End of Period
	$38.89	$31.48	$25.06	$19.03
Total Return	24.94%	30.61%	33.95%	33.70%*

Ratios/Supplemental Data
Net Assets, End of Period (Millions)
	$114.14	$12.75	$6.64	$2.23
Ratio of Expenses to Average Net Assets

Prior to Reimbursement
	0.96%	0.95%	1.06%	0.90%*
After Reimbursement
	0.94%	0.90%	0.56%	0.00%
Ratio of Net Income to Average Net Assets
Prior to reimbursement
	1.20%	1.43%	1.89%	1.47%*
After reimbursement
	1.22%	1.48%	2.39%	2.90%*
Portfolio Turnover Rate
	9.22%	11.85%	21.48%	7.43%

(1) From inception of investment activity
*Annualized

Notes to Financial Statements appear in the Fund’s Statement of Additional Information.

HOW TO BUY SHARES

Shares of the Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt of your investment in proper form. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) is $100.

To purchase shares, complete and sign the Application to Buy Shares and mail it with your check to:

Ameristock Mutual Fund
Mutual Shareholder Services
1301 East Ninth Street Suite 1005
Cleveland, Ohio 44114

To purchase shares by wire, transmit funds to:

Fifth Third Bank ATTN:
Trust Dept ABA#: 042-000-314
Credit to Acct: 010032393601
Ameristock Mutual Fund
Acct #_______________

Each investment in the Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

Shares may be purchased or redeemed directly through the Fund or through an investment dealer, bank or other institution. The Fund may enter into an arrangement with such institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Those charges could constitute a significant portion of a smaller account, and might not be in a shareholder’s best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the Prospectus.

The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. The Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request, except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares. There is no redemption charge for mailed redemption checks.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor’s account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

The Fund reserves the right to suspend or postpone redemption’s during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption by Mail

The Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

Ameristock Mutual Fund
Mutual Shareholder Services
1301 East Ninth Street Suite 1005
Cleveland, Ohio 44114

The redemption request must:

  Include your name and account number.
  Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.
  Be signed by all owners exactly as their names appear on the account.
  Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed,* otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling the Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys’ fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund’s net assets by the total number of shares of the Fund outstanding. The Fund’s investments are valued primarily on the basis of market quotations.

INVESTMENT MANAGEMENT

The Fund has retained as its investment adviser The Ameristock Corporation (the "Adviser"), an investment management organization founded in 1995. The Adviser manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

During the fiscal year ended June 30, 1999, the Adviser received from the Fund as compensation for its services an annual fee of 1% of the Fund’s average net assets. Effective July 1, 1999, such fee has been reduced to 1% of average net assets for the first $100 million of assets and .75% of average net assets thereafter. The Adviser pays all of the operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of the Fund since its inception in 1995. Previously, Mr. Gerber was a portfolio manager with Bank of America.

DIVIDENDS AND TAXES

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains. Generally, distributions from the Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

THE YEAR 2000 PROBLEM

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Adviser or other Fund service providers do not properly address this problem before January 1, 2000. The Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund’s other service providers have told the Adviser that they also expect to resolve the Year 2000 Problem, and the Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund’s investment returns.

OTHER INFORMATION

Fifth Third Bank (Fifth Third Center, Cincinnati, Ohio, 45263), has been retained to act as the custodian of the Fund’s investments.

Maxus Information Systems (dba Mutual Shareholder Services) 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114, is the transfer agent of the Fund.

McCurdy & Associates CPA’s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of the Fund.

Benesch, Friedlander, Coplan & Aronoff LLP, 2300 BP Tower, 200 Public Square, Cleveland, Ohio 44114-2378, is legal counsel to the Fund and the Adviser.

AMERISTOCK MUTUAL FUND, INC.

A Statement of Additional Information Statement of Additional Information dated October 31, 1999 is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at (800) 394-5064 or visit the Funds’s Internet site at http://www.ameristock.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room’s operations and copying charges.

Ameristock Mutual Fund, Inc.
P.O. Box 6919
Moraga, California 94570

Investment Adviser
Ameristock Corporation
P.O. Box 6919
Moraga, California 94570

Custodian
Fifth Third Bank
Cincinnati, OH

Transfer Agent
Mutual Shareholder Services
Cleveland, Ohio

Legal Counsel
Benesch, Friedlander, Coplan & Aronoff LLP
Cleveland, Ohio

Independent Auditor
McCurdy & Associates CPA’s, Inc.
Westlake, Ohio

Investment Company Act File No. 811-09090

APPLICATION TO BUY SHARES

Mail to:	Minimum Investments:
Ameristock Mutual Fund	Initial: $1,000
1301 East Ninth Street	Subsequent: $ 100
Suite 1005
Cleveland, OH 44114

_____________________________ Owner	_____________________________ Joint Owner
_____________________________ Address	_____________________________ Social Security or Tax Id Number
_____________________________ City State Zip	_____________________________ Daytime Phone Number

If more than one owner is listed above, then shares will be registered as joint tenants with right of survivorship and not as tenants in common, unless otherwise instructed.

This investment represents an:
_ Initial investment payable to: Ameristock Mutual Fund Amount $_______
_ Investment wired to account : Amount $______

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the Prospectus unless the box below is checked.

_ Please pay all income dividends and capital gains distributions in cash.

I am a U.S. Citizen [Yes] [No] (circle one)

The Internal Revenue Service (IRS) requires each taxpayer to provide a Social Security or Taxpayer Identification Number and to make the following certifications. I certify under penalty of perjury that:

1) The Social Security or Tax ID number stated above is correct.
2) I am not subject to backup withholding because:*

a- The IRS has not informed me that I am subject to backup withholding.
b- The IRS has notified me that I am no longer subject to backup withholding.

* If this statement is not true and you are subject to backup withholding, cross out Section 2

I/We, the undersigned, have received a copy of the current Prospectus of the Ameristock Mutual Fund and are purchasing Fund shares in accordance with its provisions. I/We further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.

___________________________
Signature of Owner /Date

AMERISTOCK MUTUAL FUND, INC. STATEMENT OF ADDITIONAL INFORMATION OCTOBER 31, 1999

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated October 31, 1999. To obtain a copy of the Fund’s Prospectus, without charge, please write to the Fund at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.

TABLE OF CONTENTS

Investments and Risks	A-2
Management Agreement	A-5
Management of the Fund	A-6
Ownership of Shares	A-6
Portfolio Turnover	A-7
Portfolio Transactions and Brokerage	A-7
Share Redemptions	A-7
Taxation of the Fund	A-8
Additional Information	A-9

INVESTMENTS AND RISKS

Classification

The Fund is a diversified, open-end management investment company.

Information on the Fund’s Investments

The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor’s or Moody’s, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgement of the Investment Adviser, the consideration to be earned from such loans justify the risk.

The Investment Adviser understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or be entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund’s investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Foreign Securities. Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of the issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund (including American Depository Receipts (ADR’s)) may be subject to greater price fluctuations than securities of U.S. companies.

Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund’s purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund’s purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund’s total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund’s total assets at the time of purchase.

Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures. The Fund’s use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund’s total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund’s net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities. The Fund may invest in fixed income securities (bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of the Fund’s fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor’s, Moody’s, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

Lending of Portfolio Securities. For incremental income purposes, the Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor’s or Moody’s or which have been determined by the Investment Adviser to be of equivalent quality. The Investment Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

Policies

Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment objectives and policies.

The Fund’s fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund’s fundamental investment policies set forth in their entirety. The Fund may not:

1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

3) purchase the securities of an issuer if, as a result the Fund would own (i) more than 10% of the outstanding voting securities of such issuer or (ii) securities having a value;

4) issue senior securities, except as permitted under the Investment Company Act of 1940;

5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;

9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund’s outstanding voting securities means the lessor of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT

The Fund employs the Investment Adviser to furnish advisory and other services. Under the Investment Adviser’s contract with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund’s investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

In addition, the Investment Adviser, subject to the supervision of the Board of Directors, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Directors.

The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund’s average net assets up to $100 million and .75% of average net assets thereafter.

MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is 1480 I Moraga Rd. #200, Moraga, CA 94556, which is also the address of the Investment Adviser. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Adviser are indicated by an asterisk (*).

Name and Age		Position Held with Fund	Principal Occupation for Last Five Years

Nicholas D. Gerber*	(37)	Chairman and Director	President Ameristock Corporation, Portfolio Manager of the Fund. Portfolio Manager with Bank of America helping to manage over $250 million in commingled and mutual fund accounts (1993-1995).

Howard Mah* EA, MBA	(35)	Director	Tax and Financial Consultant in private practice (1995 to present). Tax and Financial Consultant with law firm of Office of Stephen M. Moskowitz (1989-1995).

Andrew Ngim*	(39)	Director	Managing Director, Ameristock Corporation, since 1999. Benefits Consultant with PricewaterhouseCoopers (1994-1999).

Stephen J. Marsh	(46)	Director	Vice-President with FMV Opinions, Inc. (1998-Present). Managing Director, The Mentor Group (1991-1998).

Alev Efendioglu, PhD.	(57)	Director	Professor of Management and Small Business Institute Director, McLaren School of Business, University of San Francisco (1977-Present).

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no remuneration from the Fund. Each of the other Directors is paid an annual retainer of $1.00 and is reimbursed for the expenses of attending meetings.

OWNERSHIP OF SHARES

The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of August 17, 1999:

Name and Address	Percentage Held
Pershing* P.O. Box 2052 Jersey City, NJ	31%
FTC&Co. Datalynx* P.O. Box 173736 Denver, CO 80217	10%
National Financial* 200 Liberty Street New York, NY 10281	21%
National Investors Service Corp.* 55 Water Street New York, NY 10041	11%

* Shares held in "street name" for the benefit of others.

As of August 18, 1999, all Officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

While it is difficult to predict, the Investment Adviser expects that the annual portfolio turnover rate of the Fund will not exceed 100%. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal year ending June 30, 1999, 1998 and 1997, the Fund’s turnover was 9.2%, 11.9%, and 21.4%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.

SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemption’s in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to 1% of the Fund’s net assets in any 90 day period. Securities delivered in payment of redemption’s are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

TAXATION OF THE FUND

The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund’s paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Fund’s transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund’s performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor’s 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC- insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund’s portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund’s share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

Total returns quoted in advertising reflect all aspects of the Fund’s return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund’s performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

T = (ERV/P) 1/n - 1

Where:

T = average annual total return

P = a hypothetical initial investment of $1,000

n = number of years.

EVR = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

ADDITIONAL INFORMATION

The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund’s Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

Fifth Third Bank, Cincinnati, Ohio, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund’s assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund’s Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

The Financial Statements of the Fund as of June 30, 1999 included in this Statement of Additional Information have been so included in reliance on the report of McCurdy & Associates, Inc., independent certified public accountant, given on the authority of said firm as experts in accounting and auditing.

INDEPENDENT AUDITOR’S REPORT

To The Shareholders and
Board of Directors
Ameristock Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the three years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the three years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA’s, Inc.

Westlake, Ohio 44145

July 14, 1999

Ameristock Mutual Fund

Schedule of Investments

June 30, 1999

						Market
Industry			Company	Symbol	Shares	Value
Automotive	6.18%		Ford Motor Co.	F	67,410	$ 3,804,452
			General Motors Corp.	GM	49,220	$ 3,248,520
Broadcasting &
Entertainment	0.19%		Disney Co. (Walt)	DIS	7,070	$ 217,844
Capital Goods	4.39%		Boeing Co.	BA	12,860	$ 568,251
			Caterpillar	CAT	66,400	$ 3,984,000
			General Electric	GE	4,100	$ 463,300
Chemicals & Fertilizer	4.39%		Du Pont de Nemours & Co.	DD	20,000	$ 1,366,250
			Dow Chemical	DOW	28,760	$ 3,648,925
Consumer Staples	10.66%		Coca- Cola Co.	KO	16,680	$ 1,042,500
			McDonalds Corp.	MCD	5,800	$ 239,612
			Philip Morris	MO	95,910	$ 3,854,383
			Pepsico	PEP	55,160	$ 2,134,003
			Proctor & Gamble Co.	PG	12,700	$ 1,133,475
			Sara Lee Corp.	SLE	165,900	$ 3,763,856
Diversified	2.78%		Minnesota Mining & Mfg.	MMM	36,460	$ 3,169,741
Electronics	8.39%		Delphi Automotive Systems	DPH	34,401	$ 638,420
			Hewlett Packard Co.	HWP	16,800	$ 1,688,400
			International Business Machines	IBM	31,600	$ 4,084,300
			Intel Corp.	INTC	53,280	$ 3,170,160
Financial Services	16.60%		Allstate Corp.	ALL	108,400	$ 3,888,850
			American International Group	AIG	3,510	$ 410,889
			Associates First Capital Corp.	AFS	25,658	$ 1,136,970
			Bank of America	BAC	31,677	$ 2,322,320
			CitiGroup	C	67,162	$ 3,190,219
			Fannie Mae	FNM	55,070	$ 3,765,411
			Merrill Lynch	MER	7,000	$ 559,562
			Washington Mutual Inc.	WMT	104,000	$ 3,679,000
Healthcare (Products)	9.10%		Abbott Labs	ABT	93,660	$ 4,261,530
			American Home Products	AHP	30,000	$ 1,725,000
			Bristol Myers Squibb	BMY	27,440	$ 1,932,805
			Johnson & Johnson	JNJ	6,340	$ 621,320
			Merck & Co.	MRK	20,940	$ 1,549,560
			Pfizer Inc.	PFE	2,660	$ 291,935
Oil & Gas	10.34%		BPAmoco (ADR's)	BPA	12,704	$ 1,378,384
			Chevron	CHV	36,400	$ 3,464,825
			Exxon	XON	41,300	$ 3,185,264
			Texaco	TX	60,400	$ 3,775,000
Retailing	4.27%		Home Depot Inc.	HD	7,730	$ 498,102
			Sears Roebuck & Co.	S	87,100	$ 3,881,394
			Wal-Mart Stores	WMT	10,300	$ 496,975
Software	0.53%		Microsoft Corp.*	MSFT	6,680	$ 602,452
Telecommunications	11.22%		Ameritech Corp.	AIT	58,620	$ 4,308,570
			Bell Atlantic Corp.	BEL	27,140	$ 1,774,278
			Bellsouth Corp.	BLS	22,900	$ 1,073,438
			GTE Corp.	GTE	31,270	$ 2,368,702
			AT& T Corp.	T	58,575	$ 3,269,217
Total Common Stocks:	89.04%		(Cost $89,090,143)			$101,632,364	2934721 shares
Total Investments						$101,632,364	$38.89 NAV
Other Assets Less Liabilities		10.96%				$12,512,509
Net Assets:100%	Equivalent to $38.89 per share on 2,934,721
	Shares of Capital Stock Outstanding					$114,144,873
* Non-Income Producing

The accompanying notes are an integral part of the financial statements
Ameristock Mutual Fund
Statement of Assets and Liabilities
June 30, 1999

Assets:
Investment Securities at Market Value
(Identified Cost- $89,090,143)	$ 101,632,364
Cash	$ 14,532,880
Accounts Receivables
Dividends	$ 145,688
Fund Shares Sold	$ 852,608
Total Assets:	$ 117,163,540

Liabilities:
Accounts Payable
Security Purchase Payable	$ 2,786,540
Fund Shares Redeemed	$ 226,214
Accrued Management Fee	$ 5,913
Total Liabilities:	$ 3,018,667

Net Assets	$ 114,144,873

Net Assets Consist of:
Capital Paid In	$ 100,123,290
Accumulated Undistributed Net Investment Income	$ 424,487
Accumulated Undistributed Net Capital Gain	$ 1,054,875
Accumulated Unrealized Appreciation in Value of
Investments Based on Identified Cost- Net	$ 12,542,221
NET ASSETS FOR 2,934,721 SHARES OUTSTANDING	$ 114,144,873

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE ($114,144,873/ 2,934,721)	$ 38.89

The accompanying notes are an integral
part of the financial statements
Ameristock Mutual Fund
Statement of Operations
Year Ending June 30, 1999

Investment Income:
	Dividends	$ 862,092
	Interest	$ 196,295
	Other	$ 1,546
	Total Investment Income	$ 1,059,933

Expenses:
	Management Fee	$ 470,987
	Tax Expense	$ 2,476
	Total Expenses	$ 473,463
Less: Waiver of Management Fee	$ (7,022)
Total Expenses, Net of Waiver	$ 466,441

Net Investment Income	$ 593,492

Realized and Unrealized Gain on Investments
Net Realized Gain (Loss) on Investments	$ 1,089,201
Net Change in Unrealized Appreciation
(Depreciation) on Investments	$ 9,418,848
Net Realized and Unrealized Gain (Loss)
on Investments	$ 10,508,049

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 11,101,541

The accompanying notes are an integral
part of the financial statements

Ameristock Mutual Fund

Statement of Changes in Net Assets

	July 1 1998 to June 30, 1999	July 1, 1997 to June 30, 1998
From Operations:

Net Investment Income
Net Realized Gain (Loss) Net Change in Unrealized Appreciation (Depreciation) on Investments
	$ 593,492 $ 1,089,201 $ 9,418,848 $ 11,101,541	$ 122,048 $ 194,468 $ 1,871,395 $ 2,187,911
Distributions to Shareholders:
Ordinary Income Capital Gains
	$ (238,477) $ (215,071) $ (453,548)	$ (115,734) $ (220,489) $ (336,224)
From Capital Share Transactions:
Proceeds from 3,513,668 Shares Issued
Net Asset Value of 9,036 Shares Issued from Reinvestment of Dividends Cost of 993,037 Shares Redeemed	$ 124,983,101 $ 306,145 $ (34,545,669) $ 90,743,577	$ 9,665,215 $ 246,962 $ (5,654,317) $ 4,257,860
Net Increases in Net Assets Net Assets at Beginning of Period Net Assets at End of Period (including Undistributed Net Investment Income of $424,487 and $69,472 respectively)	$ 101,391,570 $ 12,753,303 $ 114,144,873	$ 6,109,548 $ 6,643,755 $ 12,753,303

Ameristock Mutual Fund

Financial Highlights

Selected Data for a Share of Common Stock	July 1, 1998 to	July 1, 1997 to	July 1, 1996 to	August 31, 1995 to
Outstanding Throughout the Period	30-Jun-99	30-Jun-98	30-Jun-97	30-Jun- 96 (1)

Net Asset Value at Beginning of Period	$ 31.48	$ 25.06	$ 19.03	$ 15.00
Net Investment Income	$ 0.44	$ 0.41	$ 0.52	$ 0.43
Net Gains (Losses) on Securities- Realized
and Unrealized	$ 7.41	$ 7.26	$ 5.94	$ 3.78
Total From Investment Operations	$ 39.33	$ 32.73	$ 25.49	$ 19.21
Dividend Distribution
Net Investment Income	$ (0.22)	$ (0.42)	$ (0.39)	$ (0.18)
Capital Gains	$ (0.22)	$ (0.83)	$ (0.04)	$ -
Total Distributions	$ (0.44)	$ (1.25)	$ (0.43)	$ (0.18)
Net Asset Value at End of Period	$ 38.89	$ 31.48	$ 25.06	$ 19.03

Total Return	24.94%	30.61%	33.95%	33.70%*

Ratios/ Supplemental Data
Net Assets End of Period (millions)	$ 114.14	$ 12.75	$ 6.64	$ 2.23
Ratio of Expenses to Average Net Assets
Prior to Reimbursement	0.96%	0.95%	1.06%	0.90%(1)*
After Reimbursement	0.94%	0.90%	0.56%	0.00%*
Ratio of Net Income to Average Net Assets
Prior to Reimbursement	1.20%	1.43%	1.89%	1.47%*
After Reimbursement	1.22%	1.48%	2.39%	2.90%(1)*
Portfolio Turnover Rate	9.22%	11.85%	21.48%	7.43%

(1) From Inception of Investment Activity (8/31/95)
* Annualized

The accompanying notes are an integral
part of the financial statements

AMERISTOCK MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. The advisor received management fees of $470,987 during the twelve months ending June 30, 1999. During the Fund's initial year, the Advisor had paid all Fund expenses.

3. RELATED PARTY TRANSACTIONS

Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 28% of the Fund's stock is controlled by DLJ-Pershing. 21% of the Fund's stock is controlled by National Financial Services Corp. 16% of the Fund's stock is controlled by FTC & Company. 11% of the Fund is controlled by National Investors Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 1999, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $100,123,290. Transactions in common stock were as follows:

Shares sold	3,513,668
Shares issued to shareholders in reinvestment of dividends	9,036
3,522,704
Shares redeemed	(993,037)
Net increase	2,529,667
Shares Outstanding:
Beginning of period	405,054
End of period	2,934,721

5. PURCHASES AND SALES OF SECURITIES

During the twelve months ended June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $84,396,275 and $3,882,352 respectively.

6. FINANCIAL INSTRUMENTS DISCLOSURE

There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.

7 SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$14,924,222	$(2,382,001)	$12,542,221

8. DISTRIBUTIONS

During the twelve months ended June 30, 1999, distributions of $140,308 were paid from net investment income and $313,240 were paid from realized short and long term capital gains.

PART C. OTHER INFORMATION

Item 23. Exhibits.

(1) Articles of Incorporation*

(2) By-Laws*

(5) Investment Advisery Agreement**

(8) Custodian Agreement**

(9) (i) Administrative and Fund Accounting Agreement**

(ii) Transfer Agent Agreement**

(10) Opinion and consent**

(11) Consent of Independent Certified Public Accountants

(13) Investment Representation Letters**

(27) Financial Data Schedule

Item 24. Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 25. Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations Article of the General Corporation Law of the State of Maryland (Maryland Law) controlling the indemnification of directors and officers.

The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The Articles of Incorporation of the Registrant make the indemnification if its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the applicable provisions of the Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its Articles of Incorporation to, and making indemnification of directors subject the conditions and limitations of, both the applicable provisions of the Maryland Law and Section 17(h) of the 1940 Act, the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either the Maryland Law or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its Articles of Incorporation to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its Articles of Incorporation to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney’s fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The descriptions of the Investment Adviser under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

Ameristock Corporation may also act as investment adviser to entities and individuals which are not registered investment companies and as a subadviser to a registered investment company.

Item 27. Principal Underwriters

Not Applicable.

Item 28. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of Registrant, Registrant’s Custodian and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (1), (2)(i-iii), (8) and (12) of Rule 31a-1(b) will be maintained by Registrant’s Administrator; and all other records will be maintained by the Registrant’s Custodian.

Item 29. Management Services

Not Applicable.

Item 30.

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda and State of California on the 25th day of August 1999.

THE AMERISTOCK MUTUAL FUND, INC.

By: _______________

Nicholas D. Gerber

Chairman and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
___________________________ Nicholas D. Gerber	Director	August 25, 1999
___________________________ Andrew Ngim	Director	August 25, 1999
___________________________ Howard Mah	Director	August 25, 1999
___________________________ Alev Efendioglu	Director	August 25, 1999
___________________________ Stephen J. Marsh	Director	August 25, 1999

Exhibit 11

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated July 14, 1999 in Ameristock Mutual Fund’s Post-Effective Amendment Number 5 and to all references to our firm included in or made a part of this Post-Effective Amendment.

McCurdy & Associates CPA’s, Inc.

August 23, 1999